                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                         /s/ L. DeSimone
                                                         ----------------------
                                                             Livio D. DeSimone

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                  /s/ Roger A. Enrico
                                                  -----------------------------
                                                         Roger A. Enrico

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                  /s/ William W. George
                                                  -----------------------------
                                                         William W. George

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                  /s/ Roger L. Hale
                                                  -----------------------------
                                                         Roger L. Hale

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                  /s/ Betty Ruth Hollander
                                                  -----------------------------
                                                         Betty Ruth Hollander

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                  /s/ Michele J. Hooper
                                                  -----------------------------
                                                         Michele J. Hooper

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                  /s/ James A. Johnson
                                                  -----------------------------
                                                        James A. Johnson

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 12th day of November, 1996.


                                                 /s/ R. M. Kovacevich
                                                  -----------------------------
                                                       Richard M. Kovacevich

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                  /s/ Stephen W. Sanger
                                                  -----------------------------
                                                         Stephen W. Sanger

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                  /s/ Solomon D. Trujillo
                                                  -----------------------------
                                                         Solomon D. Trujillo

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 18th day of November, 1996.


                                                  /s/ Bob Ulrich
                                                  -----------------------------
                                                         Robert J. Ulrich

                   DAYTON HUDSON CORPORATION

                       Power of Attorney
                   of Director and/or Officer


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, JAMES T. HALE, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, WILLIAM E. HARDER, TIMOTHY R. BAER, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 6th day of November, 1996.


                                                  /s/ John R. Walter
                                                  -----------------------------
                                                         John R. Walter